SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): August 4, 2004


                              MERISEL, INC.
             (Exact Name of Registrant as Specified in Charter)

         Delaware                 0-17156                       95-4172359
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)           Number)                  Identification No.)



           200 Continental Boulevard, El Segundo, California 90245-0948
               (Address of Principal Executive Offices) (Zip Code)

                                  (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
       (Registrant's Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events

                  On August 4, 2004, the Company issued a press release announcing that effective in 30 days, the distribution agreement between the Company and McAfee Associates, Inc. (formerly Network Associates, Inc.) would terminate.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

                    99.1- Press Release dated August 4, 2004

                              SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  MERISEL, INC.



                                  By:  /s/Timothy N. Jenson
                                      ---------------------------------------
                                       TIMOTHY N. JENSON
                                       Chief Executive Officer and President


Date:    August 4, 2004